EXHIBIT 99.1

Media Contacts:
Jeff Baker	Bill Bartkowski
President and CEO	Partner
Analysts International	MeritViewPartners
Phone: (952) 835-5900	Phone: (612) 605-8616
jpbaker@analysts.com	bartkowski@meritviewpartners.com

Analysts International Hires Michael Gange,
Experienced Industry Veteran

New Sales Manager for Eastern Region Will Strengthen East Coast Presence

MINNEAPOLIS, March 9, 2006 — Analysts International (NASDAQ: ANLY) today announced that Michael Gange has joined the Company as Sales Manager of the eastern region, reflecting the Company’s intent to significantly enhance its presence in the eastern United States.

Gange joins the Company after having spent the past 18 years at Computer Horizons Corporation (“CHC”) where he most recently held the position of Vice President of that company’s Northeast Region, responsible for establishing and implementing the region’s sales and marketing activities. Gange also played a key role in building CHC’s solution practice and creating a near-shore delivery capability. Prior to his Vice President role, he held a variety of business development, sales and account management positions at CHC. Gange is a 1988 graduate of Flagler College, St. Augustine, Florida, with a degree in Business Administration.

Jeff Baker, President and Chief Executive Officer of Analysts International, commented, “We are excited to bring Mike on board to help us deepen our geographical presence and build on our sales expertise. The East Coast continues to represent a significant growth opportunity for Analysts International and we look forward to realizing the benefits of Mike’s leadership and experience in this important part of the country.”

About Analysts International

Headquartered in Minneapolis, Analysts International is a diversified IT services company. In business since 1966, the company has sales and customer support offices in the United States and Canada. Lines of business include Full Service Staffing, which provides high demand resources for supporting a client's IT staffing needs; Business Solutions Services, which provides business solutions and network infrastructure services; and Outsourcing Services, which provides onshore and offshore strategic solutions. The company partners with best-in-class IT organizations, allowing access to a wide range of expertise, resources and expansive geographical reach. For more information, visit www.analysts.com.

Cautionary Statement for the Purpose of Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995
This Press Release contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. In some cases, forward-looking statements can be identified by words such as “believe,” “expect,” “anticipate,” “plan,” “potential,” “continue” or similar expressions. Forward-looking statements also include the assumptions underlying or relating to any of the foregoing statements. Such forward-looking statements are based upon current expectations and beliefs and are subject to a number of factors and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. Statements made in this Press Release by the Company or its President and CEO, Jeffrey P. Baker, regarding: (i) the Company's intent to significantly enhance its presence in the eastern United States; and (ii) the growth opportunities presented to the Company by the East Coast area of the United States are forward looking statements. These statements are not guarantees of future performance, involve certain risks, uncertainties and assumptions that are difficult to predict, and are based upon assumptions as to future events that may not prove accurate. Therefore, actual outcomes and results may differ materially from what is expressed herein. In any forward-looking statement in which the Company or Mr. Baker expresses an expectation or belief as to future results, such expectation or belief is expressed in good faith and believed to have a reasonable basis, but there can be no assurance that the statement or expectation or belief will result or be achieved or accomplished. The following factors, among others, could cause actual results to differ materially from those described in the forward-looking statements: (i) growth opportunities may not be made available to the Company; (ii) the Company may not have or choose not to deploy resources necessary to capitalize on any growth opportunities that materialize in the eastern United States; and (iii) other economic, business, competitive and/or regulatory factors affecting the Company's business generally, including those set forth in Analysts' filings with the SEC, including its Annual Report on Form 10-K for the 2004 fiscal year, especially in the Management's Discussion and Analysis section, its most recent Quarterly Report on Form 10-Q and its Current Reports on Form 8-K. All forward-looking statements included in this Press Release are based on information available to the Company on the date of the Press Release. The Company undertakes no obligation (and expressly disclaims any such obligation) to update forward-looking statements made in the Press Release to reflect events or circumstances after the date of the Press Release or to update reasons why actual results would differ from those anticipated in such forward-looking statements.

# # #